Premises and Equipment	12 Months Ended
Dec. 31, 2011
Premises and Equipment
Premises and Equipment
7. Premises and Equipment

The detail of premises and equipment as of December 31, 2011 and 2010 is as follows:

(In thousands)	2011	2010
Land and buildings	$11,458	$10,606
Furniture, fixtures and equipment	6,793	6,724
Leasehold improvements	2,150	2,463
Gross premises and equipment	20,401	19,793
Less: Accumulated depreciation	(9,051)	(8,826)
Net premises and equipment	$11,350	$10,967

Amounts charged to noninterest expense for depreciation of premises and equipment amounted to $1.1 million in 2011 and $1.2 million in 2010.

The Company currently accounts for all of its leases as operating leases.  In addition, the Company has one lease with a related party.  The Company leases its Clinton, New Jersey headquarters from a partnership in which two Board members, Messrs. D. Dallas and R. Dallas are partners. Under the lease for the facility, the partnership received aggregate rental payments of $416 thousand in 2011 and $410 thousand in 2010.  Rental payments reflect market rents and the lease reflects terms that are comparable to those which could have been obtained in a lease with an unaffiliated third party.  This lease has a five-year term, expiring at the end of 2013.  After year one, the annual base rent of $400 thousand per annum is increased each year by the increase in the Consumer Price Index ("CPI") for the New York Metropolitan area (not to exceed 3 percent).